UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2006

CLAYTON WILLIAMS ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10924	75-2396863
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

6 Desta Drive, Suite 6500

Midland, Texas  79705-5510

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code:

(432) 682-6324

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

As previously reported, on October 20, 2005, Clayton Williams Energy, Inc. (the “Company”) entered into a letter agreement with Lariat Services, Inc., a Texas corporation (“Lariat”), which outlined the formation of a joint venture to acquire twelve new drilling rigs (the “Drilling Rigs”). In furtherance of such letter agreement, on April 21, 2006, the Company entered into the following agreements:

1.                                      A Limited Liability Company Agreement (the “LLC Agreement”), by and between the Company and Lariat with respect to the formation of Larclay GP, LLC, a Texas limited liability company (“Larclay GP”), which is owned equally by the Company and Lariat. The Company and Lariat are each making a capital contribution to Larclay GP in the amount of $5,000. The foregoing description is only a summary of, and is qualified in its entirety by reference to, the LLC Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

2.                                      An Agreement of Limited Partnership (the “Partnership Agreement”), by and among Larclay GP, the Company and Lariat with respect to the formation of Larclay, L.P., a Texas limited partnership (the “Partnership”), the general partner of which is Larclay GP, and the limited partners of which are the Company and Lariat, who each own equal limited partnership interests in the Partnership. Larclay GP is making a capital contribution to the Partnership in the amount of $10,000, and the Company and Lariat are each making a capital contribution to the Partnership in the amount of $495,000. To the extent that the Partnership is unable to pay amounts due with respect to the purchase of a Drilling Rig, and the Partnership is unable to obtain a Loan from the Lenders pursuant to the terms of the Loan Facility (as such terms are defined in Item 8.01 below), the Partnership Agreement provides that the Company will loan such required funds to the Partnership upon the same terms and conditions as set forth in the Loan Facility. The foregoing description is only a summary of, and is qualified in its entirety by reference to, the Partnership Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

3.                                      A Drilling Contract for Multiple Rigs by and between the Company and the Partnership (the “Drilling Agreement”), providing for the use of each Drilling Rig in the ordinary course of the Company’s exploration and development drilling programs, and payment to the Partnership of a market rate therefor, for a period of three years after such Drilling Rig becomes operational. The foregoing description is only a summary of, and is qualified in its entirety by reference to, the Drilling Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

4.                                      A Subordination Agreement (the “Subordination Agreement”) by and among the Company, Lariat and Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., a Delaware corporation, as agent (the “Agent”) for the Lenders, pursuant to which the Company agreed to subordinate to the Loans any loans that it makes to the Partnership. The foregoing description is only a summary of, and is qualified in its entirety by reference to, the Partnership Agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

5.                                      A Consent and Agreement by and among the Company, Lariat and the Agent (the “Consent and Agreement”), pursuant to which the Company agreed not to terminate the Drilling Agreement so long as amounts are owed by the Partnership pursuant to the Loan Facility. The foregoing description is only a summary of, and is qualified in its entirety by reference to, the Consent and Agreement, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

6.                                      An Irrevocable Standby Letter of Credit in an amount equal to $19 million and with a term equal to one year (the “Letter of Credit”), which the Company provided to the Agent and against which the Agent may make claims if the Partnership fails to pay amounts due pursuant to the Loan Facility. The foregoing description is only a summary of, and is qualified in its entirety by reference to, the Letter of Credit, which is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference.

Additionally, the Loan Facility requires that upon expiration of the Letter of Credit the Company provide an Unconditional Limited Guaranty in favor of the Agent (the “Form of Guaranty”), pursuant to which the Company will guarantee the obligations of the Partnership pursuant to the Loan Facility in an amount not to exceed $19.5 million. The foregoing description is only a summary of, and is qualified in its entirety by reference to, the Form of Guaranty, which is filed as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

For a description of the terms and conditions of the Letter of Credit, please see Item 1.01 above, which is incorporated herein by reference.

Item 8.01. Other Events.

As previously reported, on October 20, 2005, the Company entered into a letter agreement with Lariat, which outlined the formation of a joint venture to acquire the Drilling Rigs. On April 21, 2006, the Company and Lariat executed the LLC Agreement and the Partnership Agreement with respect to the formation of Larclay GP and the Partnership. The Company and Lariat own equal membership interests in Larclay GP and equal limited partnership interests in the Partnership.

In order to finance the acquisition and operation of the Drilling Rigs, on April 21, 2006, the Partnership executed a Term Loan and Security Agreement (the “Loan Facility”) with the Agent for the Lenders. Pursuant to the Loan Facility, the Lenders have agreed to make loans to the Partnership up to an aggregate amount of $75 million (the “Loans”). The Loans will bear interest at a rate equal to (i) the average of the rates offered by a majority of the banks in the London interbank market for deposits in U.S. dollars for one month, plus (ii) three hundred and twenty-five (325) basis points. The Loans are to be repaid by the Partnership on a monthly basis between April 1, 2007 and March 1, 2011. To the extent that the Partnership is unable to pay amounts due with respect to the purchase of a Drilling Rig, and the Partnership is unable to obtain a Loan from the Lenders pursuant to the terms of the Loan Facility, the Partnership

Agreement provides that the Company will loan such required funds to the Partnership upon the same terms and conditions as set forth in the Loan Facility.

Additionally, on April 21, 2006, (i) the Partnership and Lariat entered into an Operating Agreement, pursuant to which Lariat will operate the Drilling Rigs, and (ii) the Partnership and the Company entered into the Drilling Agreement, providing for the use of each Drilling Rig in the ordinary course of the Company’s exploration and development drilling programs, and payment to the Partnership of a market rate therefor, for a period of three years after such Drilling Rig becomes operational.

In connection with the Loan Facility, on April 21, 2006, the Company entered into (i) a Subordination Agreement by and among the Company, Lariat and the Agent, pursuant to which the Company agreed to subordinate to the Loans any loans that it makes to the Partnership, and (ii) a Consent and Agreement by and among the Company, Lariat and the Agent, pursuant to which the Company agreed not to terminate the Drilling Agreement so long as amounts are owed by the Partnership pursuant to the Loan Facility. Additionally, on April 21, 2006 the Company provided to the Agent the Letter of Credit, against which the Agent may make claims in the event that the Partnership fails to pay amounts due pursuant to the Loan Facility. The Loan Facility requires that upon expiration of the Letter of Credit the Company provide in favor of the Agent an Unconditional Limited Guaranty (in the form of the Form of Guaranty), pursuant to which the Company will guarantee the obligations of the Partnership pursuant to the Loan Facility in an amount not to exceed $19.5 million.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

10.1

Limited Liability Company Agreement, dated April 21, 2006, by and between Clayton Williams Energy, Inc. and Lariat Services, Inc., with respect to the formation of Larclay GP, LLC, a Texas limited liability company

10.2

Agreement of Limited Partnership, dated April 21, 2006, by and among Larclay GP, LLC, Clayton Williams Energy, Inc. and Lariat Services, Inc., with respect to the formation of Larclay, L.P., a Texas limited partnership

10.3	Drilling Contract for Multiple Rigs, dated April 21, 2006, by and between Clayton Williams Energy, Inc. and Larclay, L.P.
10.4	Subordination Agreement, dated April 21, 2006, by and among Clayton Williams Energy, Inc., Lariat Services, Inc. and Merrill Lynch Capital, as agent
10.5	Consent and Agreement, dated April 21, 2006, by and among Clayton Williams Energy, Inc., Lariat Services, Inc. and Merrill Lynch Capital, as agent
10.6	Letter of Credit, dated April 21, 2006, issued in favor of Merrill Lynch Capital, as agent
10.7	Form of Unconditional Limited Guaranty, to be issued by Clayton Williams Energy, Inc. in favor of Merrill Lynch Capital, as agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLAYTON WILLIAMS ENERGY, INC.

April 26, 2006	By:	/s/ L. Paul Latham
L Paul Latham
Executive Vice President and Chief Operating Officer

April 26, 2006	By:	/s/ Mel G. Riggs
Mel G. Riggs
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

10.1

Limited Liability Company Agreement, dated April 21, 2006, by and between Clayton Williams Energy, Inc. and Lariat Services, Inc., with respect to the formation of Larclay GP, LLC, a Texas limited liability company

10.2

Agreement of Limited Partnership, dated April 21, 2006, by and among Larclay GP, LLC, Clayton Williams Energy, Inc. and Lariat Services, Inc., with respect to the formation of Larclay, L.P., a Texas limited partnership

10.3	Drilling Contract for Multiple Rigs, dated April 21, 2006, by and between Clayton Williams Energy, Inc. and Larclay, L.P.
10.4	Subordination Agreement, dated April 21, 2006, by and among Clayton Williams Energy, Inc., Lariat Services, Inc. and Merrill Lynch Capital, as agent
10.5	Consent and Agreement, dated April 21, 2006, by and among Clayton Williams Energy, Inc., Lariat Services, Inc. and Merrill Lynch Capital, as agent
10.6	Letter of Credit, dated April 21, 2006, issued in favor of Merrill Lynch Capital, as agent
10.7	Form of Unconditional Limited Guaranty, to be issued by Clayton Williams Energy, Inc. in favor of Merrill Lynch Capital, as agent